UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2011
SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11680 Great Oaks Way, Suite 350, Alpharetta, Georgia	30022

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 581-6843
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Information
This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are covered by the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believes,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predicts,” “project,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Form 8-K may include, without limitation, statements regarding projected growth, future revenue, benefits of entering into the investment agreements, anticipated improvements in earnings and other financial performance measures, future expectations concerning available cash and cash equivalents, assumptions underlying or relating to any of the foregoing, and other matters. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from results expressed in or implied by this Form 8-K. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in SANUWAVE Health, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, including the section titled “Risk Factors” therein, and all other filings made by the Company under the Exchange Act. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the filing date of this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement. We assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements.
Item 1.01 Entry Into Material Definitive Agreement.
1) On April 4, 2011, in conjunction with an offering of securities (the “Offering”) of SANUWAVE Health, Inc., a Nevada Corporation, (the “Company”), pursuant to certain exemptive provisions from registration under the Securities Act of 1933, as amended (the “Act”) and related rules and regulations of the Securities and Exchange Commission (the “Commission”), the Company entered into a Securities Purchase Agreement with certain “accredited investors” (as that term is defined in the Commission’s Regulation D) (the “Purchasers”) for the issuance of an aggregate total 2,804,593 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for an aggregate total purchase price of $9,114,927.25. The Company intends to use the proceeds from the Offering for working capital and general corporate purposes. The Offering is expected to close on or about April 8, 2011, at which time the securities will be issued and the funds will be released to the Company from escrow. A copy of the Form of Securities Purchase Agreement is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1, and is incorporated by reference herein.
In addition, the Company, in connection with the Offering, issued to the Purchasers an aggregate total of 2,804,593 warrants (the “Class E Warrants”) to purchase shares of Common Stock at an exercise price of $4.00 per warrant. Each Class E Warrant represents the right to purchase one share of Common Stock. The warrants vested upon issuance and expire after five years. A copy of the Form of Class E Warrant (which is Exhibit C to the Securities Purchase Agreement) is attached to this Current Report as Exhibit 4.1, and is incorporated by reference herein.

Pursuant to the terms of a Registration Rights Agreement that the Company entered with the Purchasers in connection with the Offering, the Company is required to file a registration statement or registration statements with the Commission that cover the resale by the Purchasers in the Offering of the shares of Common Stock and the shares of Common Stock issuable upon exercise of the Class E Warrants. The failure on the part of the Company to satisfy certain deadlines described in the Registration Rights Agreement may subject the Company to payment of certain monetary penalties. A copy of the Form of Registration Rights Agreement (which is Exhibit A to the Securities Purchase Agreement) is attached to this Current Report as Exhibit 10.2, and is incorporated by reference herein.
The Securities Purchase Agreement, the Registration Rights Agreement and the Class E Warrant (collectively the “Agreements”) are included in this Current Report to provide information regarding their respective terms. They are not provided to give factual information about the Company or any other parties thereto. In addition, the representations, warranties and covenants contained in the Agreements were made only for purposes of those Agreements and as of specific dates, were solely for the benefit of the parties to those Agreements, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these Agreements and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.
The foregoing descriptions of each of the Agreements contained in this Item 1.01(1) do not purport to be complete and are qualified in their entirety by reference to the Agreements.
David N. Nemelka, the brother of a member of our board of directors and an existing shareholder of the Company, was one of the purchasers in the Offering.
2) On April 4, 2011, the Noteholders (as defined below) of the amended senior notes (the “Notes”) of the Company cancelled the unpaid principal and interest balance of the Notes which totaled $4,413,908 in consideration for the issuance of 1,358,126 shares of Common Stock of the Company. In addition, the Company, in connection with this transaction, issued to the note holders an aggregate total of 679,064 Class E Warrants to purchase shares of Common Stock at an exercise price of $4.00 per warrant. Each Class E Warrant represents the right to purchase one share of Common Stock. The warrants vested upon issuance and expire after five years.
These agreements between the Company and the Noteholders were made pursuant to an “Agreement”, each of which is attached to this Current Report as Exhibit 10.3 and Exhibit 10.4, respectively, and is incorporated by reference herein. The foregoing description of the Agreements contained in this Item 1.01(2) does not purport to be complete and is qualified in its entirety by reference to the Agreements.
The Notes were held by Prides Capital Fund I, LP and NightWatch Capital Partners II, LP (the “Noteholders”). Kevin A. Richardson, II, who is the chairman of the Company’s board of directors, serves as the managing partner of Prides Capital, LLC, an affiliate of Prides Capital Fund I, LP. John F. Nemelka, who is a member of the Company’s board of directors, serves as managing principal of NightWatch Capital Advisors, LLC, an affiliate of NightWatch Capital Partners II, LP.

Item 1.02 Termination of a Material Definitive Agreement.
As set forth in Item 1.01(2) above, on April 4, 2011, the Noteholders cancelled the unpaid principal and interest balance of the Notes which totaled $4,413,908 in consideration for the issuance of 1,358,126 shares of Common Stock of the Company. In addition, the Company, in connection with this transaction, issued to the note holders an aggregate total 679,064 Class E Warrants to purchase shares of Common Stock at an exercise price of $4.00. Accordingly, on April 4, 2011, each of the Notes was cancelled and the Company has no further obligations with respect thereto.
Item 3.02 Unregistered Sales of Equity Securities.
To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.
The issuance and sale of the Common Stock described in Item 1.01 and 3.02 of this Current Report is exempt from registration under the Securities Act, pursuant to, inter alia, Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Common Stock and is not offering securities to the public in connection with this issuance and sale.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Form of Class E Warrant

10.1	Form of Securities Purchase Agreement, by and between the Company and the accredited investors a party thereto, dated April 4, 2011

10.2	Form of Registration Rights Agreement, by and between the Company and the holders a party thereto, dated April 4, 2011

10.3	Agreement between Prides Capital Fund I, LP and SANUWAVE Health, Inc., dated April 4, 2011

10.4	Agreement between NightWatch Capital Partners II, LP and SANUWAVE Health, Inc., dated April 4, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.
By:	/s/ Christopher M. Cashman
	Name:	Christopher M. Cashman
	Title:	President and Chief Executive Officer

Dated: April 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Class E Warrant

10.1	Form of Securities Purchase Agreement, by and between the Company and the accredited investors a party thereto, dated April 4, 2011

10.2	Form of Registration Rights Agreement, by and between the Company and the holders a party thereto, dated April 4, 2011

10.3	Agreement between Prides Capital Fund I, LP and SANUWAVE Health, Inc., dated April 4, 2011

10.4	Agreement between NightWatch Capital Partners II, LP and SANUWAVE Health, Inc., dated April 4, 2011